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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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Apex Silver Mines Limited
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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APEX SILVER MINES LIMITED
Walker House
Mary Street
George Town, Grand Cayman
Cayman Islands, British West Indies

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To be held May 27, 2004

To Our Shareholders:

        Notice is hereby given that the annual meeting of shareholders of Apex Silver Mines Limited will be held in the La Maisonnette I Room at the St. Regis Hotel Two East 55th Street at Fifth Avenue, New York, New York, 10022 on Thursday, May 27, 2004 at 4:00 p.m., New York City Time, for the following purposes:

          1.     To elect three (3) directors to hold office until the 2007 annual meeting of shareholders or until their successors are elected;

          2.     To approve the 2004 Equity Incentive Plan;

          3.     To ratify the selection of PricewaterhouseCoopers LLP as independent accountants for the current fiscal year; and

          4.     To transact such other business as may properly come before the meeting or any postponements or adjournments thereof.

        Our board of directors has fixed the close of business on April 16, 2004 as the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting or any adjournments or postponements thereof.

        Our annual report to shareholders for the fiscal year ended December 31, 2003, including financial statements, is being mailed with this proxy statement to all of our shareholders, and your board of directors urges you to read it.

By order of the Board of Directors
April 27, 2004

TO ASSURE YOUR REPRESENTATION AT THE ANNUAL MEETING OF SHAREHOLDERS, PLEASE SIGN, DATE AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE, WHETHER OR NOT YOU EXPECT TO ATTEND IN PERSON. SHAREHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY SO DESIRE.

APEX SILVER MINES LIMITED
Walker House
Mary Street
George Town, Grand Cayman
Cayman Islands, British West Indies

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

May 27, 2004

        This Proxy Statement is furnished to the shareholders of Apex Silver Mines Limited ("Apex Limited" or "we") in connection with the solicitation of proxies by the board of directors of Apex Limited to be voted at the annual meeting of shareholders on May 27, 2004, or at any postponements or adjournments of the annual meeting. Our annual meeting is being held for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. This Proxy Statement, the accompanying proxy card and the Notice of Annual Meeting are first being mailed to our shareholders on or about April 27, 2004.

        Only holders of our ordinary shares, par value $0.01 per share, at the close of business on April 16, 2004, the record date, are entitled to notice of and to vote at the annual meeting. On the record date, 47,402,779 ordinary shares were issued, outstanding and entitled to vote. Each ordinary share outstanding on the record date is entitled to one vote. The holders of a majority of our ordinary shares issued and outstanding and entitled to vote at the annual meeting, present in person or by proxy, constitute a quorum.

        If a shareholder abstains from voting on any matter, we intend to count the abstention as present for purposes of determining whether a quorum is present at the annual meeting for the transaction of business. Additionally, we intend to count broker "non-votes" as present for purposes of determining the presence or absence of a quorum for the transaction of business. A non-vote occurs when a nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the nominee does not have discretionary voting power and has not received instructions from the beneficial owner. Non-votes are not tabulated for purposes of determining whether a proposal has been approved. Unless contrary instructions are indicated on a proxy, the ordinary shares represented by such proxy will be voted FOR proposals 1, 2 and 3. Abstention from voting on a proposal is treated as a vote against that proposal.

        Any proxy may be revoked at any time before it is voted by written notice to the Chairman, by receipt of a proxy properly signed and dated subsequent to an earlier proxy, or by revocation of a written proxy by request in person at the annual meeting.

        The cost of this proxy solicitation will be borne by Apex Limited. In addition to solicitation by mail, our officers, directors and employees may solicit proxies by telephone, telegraph or in person. We will also request banks and brokers to solicit their customers who have a beneficial interest in our ordinary shares registered in the names of nominees, and we will reimburse banks and brokers for their reasonable out-of-pocket expenses in doing so. In addition, we have engaged American Stock Transfer & Trust Company to assist in our proxy solicitation as part of its transfer agency services.

SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT

        The following table includes information as of April 16, 2004, except as otherwise indicated, concerning the beneficial ownership of the ordinary shares by:

  •
  each person known by us to beneficially hold five percent or more of our outstanding ordinary shares,
  •
  each of our directors,
  •
  each of our executive officers, and
  •
  all of our executive officers and directors as a group.

        We have two executive officers, a chief executive officer and a chief financial officer. We have also entered into a management services agreement pursuant to which we have engaged Apex Silver Mines Corporation ("Apex Corporation"), a wholly owned subsidiary of ours, to provide a broad range of corporate management and advisory services. All information is taken from or based upon ownership filings made by such persons with the Securities and Exchange Commission or upon information provided by such persons to us. Except as otherwise noted, we believe that all of the persons and groups shown below have sole voting and investment power with respect to the ordinary shares indicated. As of April 16, 2004, 47,402,779 of our ordinary shares were issued and outstanding.

	Beneficial Ownership
Directors, Executive Officers and 5% Shareholders of our Company(1)
	Number	Percentage
Moore Global Investments Ltd./Remington Investment Strategies L.P./Moore Emerging Markets(2)	5,734,266	12.1%
Wellington Capital Management Company LLP(3)	4,765,200	10.1%
FMR Corp.(4)	4,685,400	9.9%
George Soros(5)	3,457,823	7.3%
Strong Capital Management, Inc.(6)	3,327,631	7.0%
Harry M. Conger(7)	51,281	*
David Sean Hanna(7)	52,406	*
Charles L. Hansard(7)	20,402	*
Ove Hoegh(7)	52,406	*
Keith R. Hulley(7)(8)	97,237	*
Thomas S. Kaplan(7)(8)(9)	2,389,649	5.0%
Kevin R. Morano(7)	37,009	*
Charles B. Smith(7)	33,765	*
Paul Soros(7)(10)	522,085	1.1%
Mark A. Lettes(7)(8)	44,788	*
Directors and executive officers as a group (10 persons)(11)	3,301,028	6.8%

*
The percentage of ordinary shares beneficially owned is less than 1%.

(1)
The address of these persons, unless otherwise noted, is c/o Apex Silver Mines Corporation, 1700 Lincoln Street, Suite 3050, Denver, CO 80203.

(2)
The address of Moore Global Investments Ltd./Remington Investment Strategies L.P./Moore Emerging Markets is c/o Moore Capital Management, LLC, 1251 Avenue of the Americas, 53rd Floor, New York, New York 10020. Moore Capital Management, LLC, a New York limited liability company, is vested with investment discretion with respect to portfolio assets held for the account of Moore Global Investments, Ltd. and Moore Emerging Markets. Moore Capital Advisors, L.L.C., a Delaware limited liability company ("Moore Capital Advisors"), is the sole general partner of Remington Investment Strategies, L.P. Mr. Louis M. Bacon is the indirect beneficial owner of Moore Capital Management, LLC and is the majority indirect beneficial owner of Moore Capital Advisors. As a result, Mr. Bacon may be deemed to be the indirect beneficial owner of the aggregate 5,734,266 of our shares held by Moore Global Investments Ltd., Moore Emerging Markets and Remington Investment Strategies L.P.

(3)
The address of Wellington Capital Management Company LLP ("WMC") is 75 State St., Boston, Massachusetts 02109. WMC is a registered investment advisor and all of the shares are owned of record by clients of WMC.

(4)
The address of FMR Corp. is 82 Devonshire Street, Boston, Massachusetts 02109. Fidelity Management & Research Company, a wholly-owned subsidiary of FMR Corp. and a registered investment adviser, is the beneficial owner of 4,569,500 of our shares. Fidelity Management Trust Company, a wholly-owned subsidiary of FMR Corp. and a bank as defined in Section 3(a)(6) of the Securities Exchange Act of 1934, is the beneficial owner of 96,300 of our shares. Fidelity International Limited, and various foreign-based subsidiaries provide investment advisory and management services to a number of non-U.S. investment companies and certain institutional investors. Fidelity International Limited is the beneficial owner of 19,600 of our shares.

(5)
Mr. George Soros may be deemed the beneficial owner of 3,457,823 ordinary shares. This number includes (i) 2,358,221 ordinary shares held for the account of Quantum Industrial Partners LDC ("QIP"), an exempted limited duration company formed under the laws of the Cayman Islands, (ii) 707,466 of ordinary shares held for the account of Geosor Corporation, a corporation formed under the laws of the State of New York ("Geosor") and (iii) 392,136 ordinary shares held for the account of EMOF LLC, a limited liability company formed under the laws of the State of Delaware ("EMOF"). QIH Management Investor, L.P. ("QIHMI"), an investment advisory firm organized as a Delaware limited partnership, is a minority shareholder of, and is vested with investment discretion with respect to, portfolio assets held for the account of QIP. The sole general partner of QIHMI is QIH Management LLC ("QIH Management"), a limited liability company formed under the laws of the State of Delaware. Soros Fund Management LLC ("SFM LLC"), a limited liability company formed under the laws of the State of Delaware, is the sole managing member of QIH Management. Mr. George Soros is the chairman of SFM LLC, and in this capacity may be deemed the beneficial owner of shares held for the account of QIP. Geosor is wholly owned by Mr. George Soros. EMOF Manager LLC ("EMOF Manager"), a Delaware limited liability company, is the manager of EMOF and is vested with investment discretion with respect to portfolio assets held for the account of EMOF. Mr. George Soros is the Principal Executive Officer of EMOF Manager, and in this capacity may be deemed the beneficial owner of shares held for the account of EMOF.

(6)
The address of Strong Capital Management, Inc. is 100 Heritage Reserve, Menomonee Falls, Wisconsin 53051. Strong Capital Management, Inc. is a registered investment advisor. Richard S. Strong is the Chairman of the Board of Strong Capital Management, Inc. Strong Advisor Small Cap Value Fund owns 2,115,100 ordinary shares and 1,212,531 ordinary shares are held by other accounts for which Strong Capital Management, Inc. acts as the investment advisor.

(7)
Amounts shown include ordinary shares subject to options exercisable within 60 days: 49,281 ordinary shares for Mr. Conger; 52,406 ordinary shares for Mr. Hanna; 20,402 ordinary shares for Mr. Hansard; 52,406 ordinary shares for Mr. Hoegh; 58,500 ordinary shares for Mr. Hulley; 616,079 ordinary shares for Mr. Kaplan; 37,009 ordinary shares for Mr. Morano; 33,765 ordinary shares for Mr. Smith; 52,406 ordinary shares for Mr. Soros; and 36,250 ordinary shares for Mr. Lettes.

(8)
Amounts shown include restricted ordinary shares issued pursuant to our Employees' Share Option Plan: 39,449 shares for Mr. Kaplan; 38,737 shares for Mr. Hulley; and 8,538 shares for Mr. Lettes.

(9)
Mr. Kaplan, pursuant to a voting trust agreement, has voting and dispositive control with respect to 1,734,121 ordinary shares owned by Consolidated Commodities, Ltd.

(10)
Mr. Paul Soros is the registered owner of 239,119 ordinary shares. Mr. Paul Soros owns 100 percent of VDM, Inc., which is the registered owner of 230,560 ordinary shares.

(11)
Includes options to purchase 1,008,504 shares exercisable within 60 days.

CORPORATE GOVERNANCE

Meetings and Committees of the Board of Directors

        The board of directors met four times during fiscal year 2003.

        Audit Committee.    The Audit Committee held seven meetings during 2003, and is currently comprised of Messrs. Morano, Hoegh and Hanna. Each of the members of the Audit Committee is independent as defined by American Stock Exchange listing standards. The Audit Committee reviews our financial reporting process, system of internal controls, audit process, process for monitoring compliance with applicable law and our code of conduct. The Audit Committee also is responsible for the engagement of, and evaluates the performance of, our independent accountants.

        The board of directors has adopted a written charter for the Audit Committee which was amended in December 2003 and is attached to this proxy statement as Appendix A.

        The board of directors has determined that Mr. Morano qualifies as an "Audit Committee Financial Expert" as that term is defined in rules promulgated by the Securities and Exchange Commission.

        Compensation Committee.    The Compensation Committee held one meeting during 2003, and is currently comprised of Messrs. Conger and Soros. Both of the members of the Compensation Committee are independent as defined by American Stock Exchange listing standards. The principal responsibilities of the Compensation Committee are to establish policies and periodically determine matters involving executive compensation, recommend changes in employee benefit programs, grant or recommend the grant of stock options and stock awards under our Employees' Share Option Plan and Non-Employee Directors' Share Plan and provide counsel regarding key personnel selection.

        Finance Committee.    The Finance committee, which did meet during 2003, is currently comprised of Messrs. Hansard, Kaplan and Soros. The Finance Committee is authorized to identify and evaluate various opportunities and alternatives for financing our operations.

        Project Development Committee.    The Project Development Committee, which did not meet during 2003, was established in March 2000 and is currently comprised of Messrs. Conger, Hulley, Smith and Soros. The Project Development Committee reviews and approves major development plans and progress and provides guidance to management on these matters.

        Nominating Committee.    The Nominating Committee, which did not meet during 2003, was established in December 2003 and is currently comprised of Messrs. Conger, Hanna, Hoegh, Morano and Smith. Each of the members of the nominating committee is independent as defined by the American Stock Exchange listing standards. The Nominating Committee is responsible for selecting and evaluating prospective board of director nominees and reviewing all matters pertaining to fees and retainers paid to directors for service on the board of directors or a board committee.

        The board of directors has adopted a charter for the Nominating Committee, a copy of which is available on Apex Limited's website at www.apexsilver.com. Click on "About Apex Silver" on the left side of the page and then click on "Corporate Governance" to view the charter.

        The Nominating Committee will receive, review and evaluate director candidates recommended by shareholders. The Committee has adopted written procedures to be followed by shareholders in submitting such recommendations. Candidates proposed by shareholders will be evaluated by the Committee in the same manner as candidates which are not proposed by shareholders. While shareholders may propose director nominees at any time, we must receive the required notice (described below) on or before the date set forth in the prior year's annual proxy statement under the heading "Shareholder Proposals" in order to be considered by the Committee in connection with our next annual meeting of shareholders (typically held in May of each year).

        Shareholders wishing to recommend a director candidate to serve on the board may do so by providing advance written notice to the Chairman of the Nominating Committee which identifies the candidate and includes certain information regarding the nominating shareholder and the candidate. A description of the required notice is available on Apex Limited's website at www.apexsilver.com. To view the procedures regarding shareholder nomination of directors, click on "About Apex Silver" on the left side of the page and then click on "Corporate Governance."

        A nominee for director should be a person of integrity and be committed to devoting the time and attention necessary to fulfill his or her duties to Apex Limited. The Nominating Committee will evaluate the independence of directors and potential directors, as well as his or her business experience, or specialized skills or experience. Diversity of background and experience, including diversity of race, ethnicity, international background, gender and age, are also important factors in evaluating candidates for board membership. The Committee will also consider issues involving possible conflicts of interest of directors or potential directors.

Communication with Security Holders

        We have established a process for shareholders to communicate with the board of directors. Security holders wishing to communicate with the board of directors of Apex should send an email, write or telephone Igor Levental, Vice President of Investor Relations and Corporate Development, at:

    Igor Levental
    Apex Silver Mines Corporation
    1700 Lincoln Street
    Suite 3050
    Denver, CO 80203
    Telephone: (303) 839-5060
    Facsimile: (303) 839-5907
    igor.levental@apexsilver.com

        All such communication must state the type and amount of Company securities held by the security holder and must clearly state that the communication is intended to be shared with the board of directors, or if applicable, with a specific committee of the board. Mr. Levental will forward all such communication to the members of the board or specific board committee.

Director Attendance at the Annual Meeting

        All members of the board of directors are encouraged, but not required, to attend the annual meeting of shareholders. Two directors attended last year's annual meeting of shareholders.

Code of Ethics

        Apex Limited has adopted a code of ethics that applies to the principal executive officer, principal financial officer, principal accounting officer or controller or those performing similar functions. We have also adopted a code of business conduct which applies to all directors and employees. A copy of the code of ethics and the code of business conduct are available on Apex Limited's website at www.apexsilver.com. To view, click on "About Apex Silver" on the left side of the page and then click on "Corporate Governance."

Director Compensation

        Our non-employee director compensation program consists of two principal components: share options and cash payments. The Non-Employee Directors' Share Plan provides for the automatic grant of (i) a fully vested and exercisable option to purchase a number of ordinary shares equal to $50,000 divided by the closing price of the ordinary shares on the American Stock Exchange on the date of the grant to each non-employee director at the effective date of his or her initial election to the board of directors, (ii) a fully vested and exercisable option to purchase the number of ordinary shares equal to $50,000 divided by the closing price of the ordinary shares on the American Stock Exchange on the date of the grant at the close of business of each annual meeting of the shareholders, and (iii) at the close of business of each meeting of the board of directors, a fully vested and exercisable option valued at $3,000 calculated using the Black-Scholes option-pricing model to purchase ordinary shares with an exercise price equal to the closing price of the ordinary shares on the American Stock Exchange on such date, without regard to whether the non-employee director attends the meeting. During 2003, pursuant to the Non-Employee Directors' Share Plan, non-employee directors received as standard compensation options to purchase 611, 3,533, 586, 571 and 584 ordinary shares at exercise prices of $13.95, $14.54, $14.54, $14.90 and $16.95, respectively.

        In addition, non-employee directors are paid $600 for attendance at board meetings and $500 for attendance at board committee meetings. We also reimburse our directors for all reasonable out-of-pocket costs incurred by them in connection with their services to us.

        Mr. Hansard performs consulting services for Moore Capital Management, LLC. One or more investment portfolios managed by Moore Capital or its affiliates are shareholders of Apex Limited. For these consulting services and for time spent attending meetings of our board of directors, Moore Capital compensates Kingsfort Ltd., of which Mr. Hansard is an employee, 45,000 Great British Pounds per annum, and directly compensates Mr. Hansard 20,000 Great British Pounds per annum. Amounts paid by Moore Capital directly or indirectly to Mr. Hansard for attending our board meetings totaled approximately $106,000 for 2003. Mr. Hansard may assign to Moore Capital's clients, who are shareholders of Apex Limited, ordinary shares he receives on the exercise of options granted to him as director compensation.

Executive Compensation and Other Information

        The following table sets forth certain information for the years indicated with respect to the compensation of our Chairman, Chief Executive Officer and Chief Financial Officer, our only executive officers.

SUMMARY COMPENSATION TABLE

		Annual Compensation		Long-Term Compensation
Name and Principal Position	Year	Salary ($)	Bonus ($)	Restricted Security Awards ($)(1)	Awards Securities Underlying Options (#)	All Other Compensation ($)(2)
Thomas S. Kaplan Chairman(3)	2003 2002 2001	— — 288,920	— — —	138,394 177,686 173,349	238,476 252,000 100,000	— — —
Keith R. Hulley Chief Executive Officer(4)	2003 2002 2001	309,989 279,989 273,160	— — —	161,194 139,995 127,018	100,000 50,000 50,000	9,662 6,310 5,250
Mark A. Lettes Chief Financial Officer(5)	2003 2002 2001	196,477 191,685 187,010	6,882 7,667 —	61,885 69,007 74,800	25,000 25,000 25,000	5,867 5,500 5,250

(1)
Restricted ordinary shares vest on the second anniversary of the grant date and are eligible to receive dividends. We have never paid any dividends on our ordinary shares and do not expect to do so in the foreseeable future.

(2)
Amounts shown as all other compensation represent employer contributions to the Apex Corporation 401(k) plan.

(3)
Mr. Kaplan's bonus for 2003 consisted of 12,584 restricted ordinary shares. At the end of fiscal 2003, Mr. Kaplan held 20,749 restricted ordinary shares valued at $433,654. The number of shares underlying options granted to Mr. Kaplan as 2003 compensation includes options to acquire 135,000 shares granted on December 4, 2002, which were granted in lieu of Mr. Kaplan's 2003 salary. The number of shares underlying options granted to Mr. Kaplan as 2003 compensation does not include options to acquire 138,476 shares granted on December 10, 2003, which were granted in lieu of Mr. Kaplan's 2004 salary.

(4)
Mr. Hulley's bonuses for 2003, 2002, and 2001 included 9,510, 9,915 and 13,702 restricted ordinary shares. At the end of fiscal 2003, Mr. Hulley held 19,425 restricted ordinary shares valued at $405,982.

(5)
Mr. Lettes' bonuses for 2003, 2002, and 2001 included 3,651, 4,887, and 8,069 restricted ordinary shares. At the end of fiscal 2003, Mr. Lettes held 8,538 restricted ordinary shares valued at $178,444.

Share Option Grants

        The following table contains further information concerning the share option grants made to our named executive officers during the fiscal year ended December 31, 2003. Options for 138,476 shares granted to Mr. Kaplan in lieu of his 2004 salary vest at the rate of 5,789 on January 15, 2004 and 5,769 on January 31 and on the 15th and last day of each month from February through December 2004. All other options granted in 2003 vest ratably over four years, with the first tranche vesting one year from the date of grant. In the event of a change in control (as defined in the Employees' Share Option Plan), all unexercised options are immediately exercisable in full. The percentage of total options granted to employees is based on 592,005 options granted to employees in 2003 pursuant to the Employees' Share Option Plan.

        Amounts shown as potential realizable values are based on compounded annual rates of share price appreciation of five and ten percent over the 10-year term of the options, as mandated by rules of the Securities and Exchange Commission, and are not indicative of expected share price performance. Actual gains, if any, on share option exercises are dependent on future performance of the overall market conditions, as well as the option holders' continued employment through the vesting period. The amounts reflected in this table may not necessarily be achieved or may be exceeded. The indicated amounts are net of the option exercise price but before taxes that may be payable upon exercise.

OPTION GRANTS IN LAST FISCAL YEAR

	Number of Securities Underlying Options Granted (#)				Potential Realizable Value at Assumed Annual Rates of Share Price Appreciation for Option Term
		Percent of Total Options Granted to Employees In Fiscal Year	Individual Grants
Name			Exercise or Base Price ($/Sh)	Expiration Date
					5%($)	10%($)
Thomas S. Kaplan	238,476	40.3%	16.95	12/10/13	2,542,354	6,442,823
Keith R. Hulley	100,000	16.9%	16.95	12/10/13	1,065,976	2,701,393
Mark A. Lettes	25,000	4.2%	16.95	12/10/13	266,494	675,348

Option Exercises and Holdings

        The following table sets forth information with respect to our named executive officers concerning unexercised options held as of December 31, 2003.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR-END OPTION VALUES

			Number of Securities Underlying Unexercised Options At Fiscal Year-End (#)		Value of Unexercised In-the-Money Options at Fiscal Year-End ($)
Name	Shares Acquired on Exercise (#)	Value Realized ($)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Thomas S. Kaplan	—	—	527,600	418,676	5,196,500	2,619,460
Keith R. Hulley	52,500	398,149	87,500	175,000	820,188	1,087,188
Mark A. Lettes	34,800	284,175	44,700	62,500	405,748	444,844

        The value of unexercised in the money options at fiscal year-end is computed based upon a price of $20.90 per ordinary share, the closing price on December 31, 2003 as quoted by the American Stock Exchange.

Report of the Compensation Committee of the Board of Directors

        The Compensation Committee of the board of directors is responsible for establishing and administering the compensation philosophy, policies, and plans for our non-employee directors and executive officers. The Compensation Committee's executive compensation philosophy is that compensation should largely be tied to our performance and the sustained creation of shareholder value. The compensation programs also are designed to encourage share ownership. The Compensation Committee believes that share ownership effectively aligns the interests of executives with those of our shareholders.

        In 2001, our board of directors approved an updated compensation plan and a more simplified bonus plan for our executive officers as part of our reduced operations strategy adopted in April 2001. The Compensation Committee used these plans and their award guidelines, 2003 compensation market surveys, and the job descriptions and performance of our executives to determine 2003 compensation adjustments and awards. The updated compensation and bonus plans provide for consideration of a variety of qualitative and quantitative factors in establishing salaries and incentive compensation. Under the new bonus plan, our incentive bonus plan was suspended and replaced with a discretionary bonus plan. All benefits awarded under the discretionary bonus plan are paid in restricted stock vesting on the second anniversary of the grant date. In 2003, the factors considered by the Compensation Committee include, as in prior years, progress on development of the San Cristobal project, the implementation of project and corporate expenditure controls and the performance of our share price. While the Compensation Committee considers the performance of our share price as compared to the share price of other companies in our industry, it recognizes that such comparisons may not necessarily be an accurate indication of the value and performance of Apex Limited compared to other companies in the industry. In addition, the Compensation Committee considered the compensation recommendations of management and the individual performance of executives.

        Our executive compensation program consists of three principal components: base salary, awards under the Employees' Share Option Plan and discretionary bonus awards. These components are described below:

        Base Salary.    Executive salaries were established initially at levels consistent with the median salaries of mining companies of similar size and growth prospects. The Compensation Committee considered the factors listed above, as well as increases in the cost of living as reported in various indices, in making the salary adjustments implemented in 2003.

        Employees' Share Option Plan.    We have established the Employees' Share Option Plan for our officers, employees, consultants and agents. In 2003, the Compensation Committee made share option grants to executives that were consistent with our compensation philosophy of aligning the interests of executives with those of our shareholders and encouraging share ownership by executives. Specific grants in 2003 were determined by consideration of plan guidelines and the factors listed above. The Compensation Committee plans to consider the award of additional options to executives in future years.

        Discretionary Bonus Awards.    The award of discretionary bonuses for 2003 was made on the basis of the recommendations by management and consideration of plan guidelines and the factors listed above. Consistent with aligning executives' interests with those of our shareholders and encouraging share ownership, the Compensation Committee recommended to the board of directors, who approved the recommendation, that the entire amount of bonuses awarded to our Chairman and Chief Executive Officer for 2003 be paid in the form of restricted ordinary shares vesting on the second anniversary of the grant date, and that the bonus awarded to our Chief Financial Officer for 2003 be paid partially in cash and partially in the form of restricted ordinary shares vesting on the second anniversary of the grant date. The shares are subject to immediate vesting should an employee be involuntarily terminated without cause within two years of the date of the restricted share grant.

        Chief Executive Officer's 2003 Compensation.    Mr. Hulley's base salary for 2003 was $309,989. In increasing Mr. Hulley's salary, the Compensation Committee considered the factors listed above, as well as increases in the cost of living reported in various indices.

        Section 162(m) of the Internal Revenue Code, enacted in 1993, generally limits to $1 million the tax deductibility of compensation paid by a public company to its chief executive officer and four other most highly compensated executive officers. We are relying upon certain transition rules set forth in applicable regulations. Therefore, the Compensation Committee believes that it need not take any specific action or adopt a formal policy at the present time with respect to the deductibility of compensation under Section 162(m).

        Submitted by the Members of the Compensation Committee:

    Harry M. Conger, Chairman
    Paul Soros

Audit Committee Report

        In accordance with its written charter adopted by the board of directors, a copy of which has been filed with the Securities and Exchange Commission, the Audit Committee assists the board of directors in fulfilling its responsibility for oversight of the quality and integrity of our accounting, auditing and financial reporting practices. Each of the members of the Audit Committee is independent as defined by the American Stock Exchange listing standards.

        In discharging its oversight responsibility as to the audit process, the Audit Committee obtained from the independent auditors a formal written statement describing all relationships between the auditors and us that might bear on the auditors' independence, consistent with Independence Standards Board Statement No. 1, "Independence Discussions with Audit Committees," discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors' independence. The Audit Committee also discussed with management and the auditors the quality and adequacy of our internal controls, responsibilities, budget and staffing. The Audit Committee reviewed with the auditors their audit plan, audit scope and identification of audit risks. The Audit Committee discussed with the auditors the matters required to be discussed by Statement of Auditing Standards No. 61.

        The Audit Committee reviewed and discussed the Company's interim financial statements filed on Form 10-Q and the Company's audited financial statements for the fiscal year ended December 31, 2003 with management and the auditors. Management has the responsibility for the preparation of the

Company's financial statements and the auditors have the responsibility for the examination of those statements.

        Based on the above-mentioned review and discussions with management and the auditors, the Audit Committee recommended to the board that the Company's audited financial statements for the period ended December 31, 2003 be included in its Annual Report on Form 10-K for filing with the Securities and Exchange Commission. The Audit Committee reappointed the auditors and the board concurred in their recommendation.

        Submitted by the Members of the Audit Committee:

    Kevin R. Morano, Chairman
    Ove Hoegh
    David Sean Hanna

Performance Graph

        The graph below compares the cumulative total shareholder return as of December 31, 2003 on $100 invested in our ordinary shares as of December 31, 1998, in the stocks comprising the Media General Silver Index, which includes only companies with silver mining investments, and in the stocks comprising the S&P 500 Index, assuming the reinvestment of all dividends.

ASSUMES $100 INVESTED ON DEC. 31, 1998
ASSUMES DIVIDEND REINVESTED
FISCAL YEAR ENDING DEC. 31, 2003

	12/31/98	12/31/99	12/31/00	12/31/01	12/31/02	12/31/03
APEX MINING	100.00	145.45	101.52	121.21	179.39	253.33
MG GROUP INDEX	100.00	96.02	54.16	72.87	150.76	276.96
S&P 500 INDEX	100.00	121.04	110.02	96.95	75.52	97.18

Equity Compensation Plan Information
December 31, 2003

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans*
Equity compensation plans/arrangements approved by the shareholders	2,119,426	$12.75	2,478,387
Equity compensation plans/arrangements not approved by the shareholders	—	—	—

Total	2,119,426	$12.75	2,478,387

*
The number of securities authorized under our equity compensation plans is based on formulas contained those plans. The number of shares authorized for issuance upon exercise of grants under our Employees' Share Option Plan as of any date of determination is equal to ten percent (10%) of our issued and outstanding Ordinary Shares on that date, or 3,687,464 shares at December 31, 2003. The number of shares authorized for issuance upon exercise of grants under our Non-Employee Directors' Share Plan as of any date of determination is equal to five percent (5%) of our issued and outstanding Ordinary Shares on that date, or 1,843,732 shares at December 31, 2003. After giving effect to options granted, exercised, and forfeited as of December 31, 2003, there were a total of 1,023,032 shares available for issuance under our Employees' Share Option Plan and 1,455,355 shares available for issuance under our Non-Employee Directors' Share Plan.

Compensation Committee Interlocks and Insider Participation

        Neither Mr. Conger nor Mr. Soros, the members of the Compensation Committee in 2003, has ever been an officer or employee of Apex Limited or its subsidiaries. All relationships between these directors and Apex Limited and its subsidiaries required to be disclosed have been disclosed elsewhere in this proxy statement.

Employment Agreements and Change-in-Control Arrangements

        We have entered into employment agreements with Messrs. Hulley and Lettes. The employment agreements may be terminated by us at any time. Messrs. Hulley and Lettes have agreed not to join a company whose primary business is the acquisition and development of silver mines for two years after termination of employment with our company.

        We have also entered into change of control agreements with Messrs. Hulley and Lettes. The agreements become effective upon a change of control as defined in the agreements. If we terminate an executive other than for cause, disability or death or the executive terminates his employment for good reason (as such terms are defined in the agreements), the executive will become entitled to a specific severance payment equal to three times, for Mr. Hulley, and two times, for Mr. Lettes, the sum of the executive's base salary plus 100 percent of the executive's target bonus amount (as defined in our incentive bonus plan) multiplied by the executive's annual base salary. The agreements provide that if any payments under the agreements would cause us to have paid an "excess parachute payment" as defined in Section 280G(b)(1) of the Internal Revenue Code, the payment will be reduced to the highest amount that will not cause us to have paid an excess parachute payment. In addition, if we terminate the executive other than for cause, disability or death or the executive terminates his employment for good reason, the executive shall be entitled, for a 36 month period for Mr. Hulley, and for a 24 month period for Mr. Lettes, to certain life, disability, accident, medical and dental insurance benefits.

        We have adopted a severance plan which provides benefits to employees who cease to be employed by us due to involuntary termination without cause. As defined in the plan, involuntary termination without cause includes job elimination or consolidation, closure of a work site, reorganization or merger or reduction in work force, and does not include disability, retirement or voluntary resignation. Messrs. Kaplan, Hulley, and Lettes are eligible to participate in the plan. Under the plan, unless otherwise agreed as described below, each executive would receive severance pay based on his years of continuous employment, with a minimum of 16 weeks of pay and a maximum of 52 weeks of pay, plus medical, dental, life insurance, outplacement and other benefits. If upon termination of an executive's employment he receives benefits under his change of control agreement, he would not receive benefits under the severance plan.

        Our Employees' Share Option Plan, pursuant to which Messrs. Kaplan, Hulley, and Lettes hold options, provides that in the event of a change in control (as defined in the Employees' Share Option Plan), all unvested options become exercisable in full.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10 percent of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of ordinary shares and other equity securities and to furnish us with copies of such reports.

        Messrs. Conger, Hanna, Hansard, Hoegh, Morano, Smith and Soros each filed one late report during the 2003 fiscal year. In each case, the individual received a grant of stock options on September 18, 2003 but did not file the necessary Form 4 until December 12, 2003.

PROPOSAL NO. 1—ELECTION OF DIRECTORS

        Our Memorandum and Articles of Association establish a classified board of directors with three classes of directors. At each annual meeting of shareholders, the successors to the class of directors whose terms expire at that meeting are elected to serve as directors for a three year term. The board of directors has nominated for election at the annual meeting the three persons named below to serve until the 2007 annual meeting of shareholders or until their successors are elected, and each of the three persons named below has consented to being named as a nominee. Each nominee is currently a director of our company. In the event that any nominee becomes unavailable for reasons now unknown, shares represented by an executed proxy in the form enclosed will be voted for substitute or additional nominees proposed by the board of directors. The affirmative vote of the holders of a majority of the ordinary shares represented and entitled to vote at the annual meeting is required for the election of directors.

        The board of directors has determined that the following directors are independent as defined in the American Stock Exchange listing standards: Messrs. Conger, Hanna, Hansard, Hoegh, Morano, Smith, and Soros.

        The name and age of each nominee, his principal occupation for at least the past five years and other information is set forth below, based upon information furnished to us by the nominee.

Nominees For Election

Harry M. Conger, age 73, director since April 1997.

        A leading figure in the international mining community, Mr. Conger has over 40 years of industry experience, rising from shift boss to Chairman and Chief Executive Officer of Homestake Mining Company, a New York Stock Exchange listed company. He served as the Chief Executive Officer of Homestake from 1978 until 1996 and also held the position of Chairman from 1982 until 1998. Over the course of his career, Mr. Conger has been involved in gold, silver, lead, zinc, uranium, sulfur, coal, iron ore and copper mining. He has been extensively involved in numerous major project developments, with both on-site and broader supervisory responsibility, including the $170 million expansion of an iron ore mine to 25 million tons of material mined per year, the $165 million greenfield development of a large 20 million tonne surface coal mine, and the $165 million development of a new gold mine with new technology. Mr. Conger is a former Chairman of the American Mining Congress and the World Gold Council and is a member of the National Academy of Engineering. He currently serves on the board of directors of ASA Limited, a closed-end portfolio of gold stocks listed on the New York Stock Exchange. Mr. Conger retired in 2001 from the board of directors of Pacific Gas and Electric Company, a San Francisco based utility company, and retired in 1998 from the board of directors of Baker Hughes Inc., an oil and mining services company based in Houston, Texas, under their 10 year tenure rule, and from the board of directors of Cal Mat Company of Los Angeles, an integrated producer of cement, construction aggregates, pre-mixed concrete and asphalt mixes, and real estate developer.

Charles L. Hansard, age 55, director since June 2001.

        Mr. Hansard has more than 30 years of experience in the financial and investment industry, commencing his career with Anglo American Corporation in South Africa. He has held senior executive positions at Hambros Bank and Orion Royal Bank and co-founded IFM Ltd., one of the earliest hedge fund managers in Europe. Since 1996, Mr. Hansard has been a director of Moore Global Investments, Ltd., Moore Fixed Income Fund and Moore Emerging Markets Ltd. From 1996 to 1998, he served as a consultant to BBV Securities Limited on mineral resource project financing in the Latin America region, and has since joined the boards of Deutsche Global Liquidity Fund Ltd., Omega Trust PLC and Sthenos Capital Limited. Mr. Hansard holds a B.B.S. from Trinity College Dublin.

Charles B. Smith, age 65, director since March 2000.

        Mr. Smith is a mining executive with more than 35 years experience. He served as both a director and president of Manhattan Minerals Corp. from April to September 2002. Mr. Smith served as President and Chief Executive Officer of Southern Peru Copper Company, the world's seventh largest copper producer located in southern Peru, from March to December 1999. Mr. Smith left Southern Peru Copper following the acquisition of ASARCO, Incorporated, its principal shareholder, by Grupo Mexico, and has been an independent consultant since April 2000. Mr. Smith served as Executive Vice President and Chief Operating Officer of Southern Peru Copper from March 1996 to March 1999, and as Vice President, Operations from November 1992 to March 1996. From May 1974 to November 1992, Mr. Smith served in various executive positions at Atlantic Richfield Company, including Vice President of U.S. Operations and Marketing of its subsidiary ARCO Coal Company from November 1988 to November 1992 and Vice President of Engineering and Research of its subsidiary Anaconda Minerals Company from June 1984 to November 1988. Mr. Smith's other positions at Atlantic Richfield included Vice President of General Properties and various positions at Thunder Basin Coal Company, including mine manager and President. From September 1967 to May 1974, Mr. Smith held various positions at Kaiser Steel Corporation's Eagle Mountain mine in California, including Chief Engineer and General Mine Superintendent. From May 1961 to September 1967, Mr. Smith was Mine Supervisor at

Inspiration Consolidated Copper's copper mine in Globe, Arizona. Mr. Smith holds a B.S. in mining engineering from the University of Arizona.

Other Directors

        Information regarding the remaining members of the Board of Directors appears below.

David Sean Hanna, age 43, director since March 1996.

        Mr. Hanna's term will expire in 2006. For the past twenty years Mr. Hanna has practiced corporate law with the Bahamian law firm of Arthur D. Hanna & Co, of which he is a partner. He is also a director of Consolidated Commodities, Ltd., which is a shareholder of our company. Mr. Hanna holds an LL.B. (Hons.) from the University of Buckingham, England and in 1983 was called first to the Bar of England and Wales and then as an attorney of the Supreme Court of The Bahamas.

Ove Hoegh, age 67, director since April 1997.

        Mr. Hoegh's term will expire in 2005. A member of the board of directors from July 1966 until July 1997 of Leif Hoegh & Co. ASA, a family owned shipping business with more than $1 billion in assets, Mr. Hoegh has more than 30 years of experience in the international shipping industry. From 1970 to 1982, he served as Chief Operating Officer and Chief Executive Officer of Leif Hoegh & Co. ASA. Since 1982, he has served as the senior partner of Hoegh Invest A/S, a family investment company with a diversified portfolio of technology, oil and gas and real estate holdings. In addition, Mr. Hoegh served for eight years as a member of the board of directors and executive committee of Brown Boveri (Norway), and also has served on the shareholders' councils of Esso Norway, Den Norske Creditbank, and Det Norske Veritas. Mr. Hoegh is a former member of the board of the Energy Policy Foundation of Norway, a former member of the steering committee of the International Maritime Industry Forum, and a former Vice Chairman of the executive committee of the Independent Tanker Owners' Association. He served for five years as a member of the Harvard Business School Visiting Committee. Mr. Hoegh is a graduate of the Royal Norwegian Naval Academy and holds a M.B.A. from Harvard University.

Keith R. Hulley, age 64, director since April 1997.

        Mr. Hulley's term will expire in 2005. Mr. Hulley has been a director since April 1997 and was elected as our Chief Executive Officer in October 2002. A mining engineer with more than 40 years experience, Mr. Hulley has served as the President of Apex Corporation since March 1998, and has served as an executive officer, including Chief Operating Officer, of Apex Corporation since its formation in October 1996. From early 1991 until 1996, he served as a member of the board of directors and the Director of Operations at Western Mining Holdings Limited Corporation, a publicly traded international nickel, gold and copper producer. At Western Mining, Mr. Hulley's responsibilities included supervising on a global basis strategic planning, mine production, concentrating, smelting, refining and sales. During this period, Western Mining produced on an annual basis approximately 90,000 tonnes of nickel, 700,000 ounces of gold, 80,000 tonnes of refined copper and 1,500 tonnes of uranium oxide. Mr. Hulley also supervised the development and operation of Western Mining's Mount Keith open-pit nickel mine, a $450 million mining project. Prior to joining Western Mining, Mr. Hulley was the President, Chief Executive Officer and Chairman of the board of directors of USMX Inc., a publicly traded precious metals exploration company. Mr. Hulley also served as the President of the minerals division and Senior Vice President for Operations of Atlas Corporation, where he was in charge of mining exploration, development and production. Previously he was Vice President of Mining and Development of the U.S. division of BP Minerals, Inc. Over the course of his career, Mr. Hulley has worked as a miner and shift supervisor in the gold mines of South Africa, Mine Operation Superintendent of Kennecott Corporation's Bingham Canyon mine which processed 100,000 tonnes of ore per day, and project manager of the early phase of the Ok Tedi exploration and development projects in Papua New Guinea. A member of the American Institute of Mining and Metallurgical Engineers, Mr. Hulley holds a B.S. in mining engineering from the University of Witwatersrand and an M.S. in mineral economics from Stanford University.

Thomas S. Kaplan, age 41, director since March 1996.

        Mr. Kaplan's term will expire in 2006. Mr. Kaplan has been the Chairman of our board of directors since its inception in March 1996 and is a director and was the founder of companies we acquired in 1996 through 1998. For the past ten years, Mr. Kaplan has served as an advisor to private clients, trusts and fund managers in the field of strategic forecasting, an analytical method which seeks to identify and assess global trends in politics and economics and the way in which these trends relate to international financial markets, particularly in the developing markets of Asia, Latin America, the Middle East and Africa. Mr. Kaplan was educated in Switzerland and England and holds B.A., M.A., and D. Phil. degrees in history from the University of Oxford.

Kevin R. Morano, age 50, director since February 2000.

        Mr. Morano's term will expire in 2006. Since March 2002, Mr. Morano has served as Senior Vice President and Chief Financial Officer of Lumenis Ltd. He was Executive Vice President and Chief Financial Officer of Exide Technologies from May 2000 until October 2001. Mr. Morano served as President and Chief Operating Officer of ASARCO, Incorporated from April 1999 until its acquisition by Grupo de Mexico in December 1999. From January 1998 through April 1999, he served as Executive Vice President and Chief Financial Officer of ASARCO. In this capacity he was responsible for all financial functions of ASARCO and for the operations of its specialty chemical and aggregate businesses. From 1993 to January 1998, Mr. Morano served as Vice President and Chief Financial Officer of ASARCO. During this period, he was responsible for all financial functions of the company, including completing an $800 million financing program and initial public offering of ASARCO's Peruvian copper mining subsidiary. Mr. Morano held various positions at ASARCO from 1978 through 1992, including General Manager of the Ray complex, ASARCO's largest copper operation in Arizona, Treasurer and Director of Financial Planning. He was employed by Coopers & Lybrand from 1974 to 1978. Mr. Morano is also a director of Datawatch Corporation and Bear Creek Mining Corp. Mr. Morano is a certified public accountant and holds a B.A. in business administration from Drexel University and an M.B.A. from Rider University.

Paul Soros, age 77, director since March 1996.

        Mr. Soros' term will expire in 2005. Principally involved in private investment activities during the past five years, Mr. Soros is a director of VDM, Inc. which is a shareholder of the Company. Mr. Soros is a member of the Investment Advisory Committee of Quantum Industrial which is a shareholder of the Company. Mr. Soros is the founder and former president of Soros Associates, an international engineering firm specializing in port development and offshore terminal and material handling projects for the mining industry and other basic industries. Soros Associates was involved in projects in more than 80 countries, acting on behalf of consortia including USX Corporation, The Broken Hill Proprietary Company Limited, Alcan Aluminum Limited and Aluminum Company of America, and was involved in projects in a majority of the largest mineral ports in the world. Mr. Soros has served on the Review Panel of the President's Office of Science and Technology and the U.S.-Japan Natural Resources Commission. He received the Outstanding Engineering Achievement Award of the National Society of Professional Engineers in 1989. Mr. Soros holds a Masters degree in mechanical engineering from the Polytechnic Institute of Brooklyn and is a licensed professional engineer in New York and numerous other states. In addition, he holds several patents in material handling and offshore technology, and is the author of over 100 technical articles.

        The Board of Directors unanimously recommends that the Company's shareholders vote FOR the election of Harry M. Conger, Charles L. Hansard, and Charles B. Smith.

PROPOSAL NO. 2—APPROVAL OF 2004 EQUITY INCENTIVE PLAN

Introduction

        At the annual meeting, shareholders will be asked to approve the 2004 Equity Incentive Plan (the "2004 Plan"), which was adopted subject to shareholder approval, by the board of directors in April 2004. The 2004 Plan is attached hereto as Appendix B and the following description is qualified in its entirety by reference to the 2004 Plan.

Description of the 2004 Equity Incentive Plan

        The purposes of the 2004 Plan are to provide long-term incentives to Apex Limited's officers, directors, employees and consultants to exert maximum efforts for the success of Apex Limited and to attract and retain the services of key individuals. The 2004 Plan provides for an aggregate of two million (2,000,000) ordinary shares ("Ordinary Shares") to be initially available for issuance. Based on the closing price of our Ordinary Shares on April 19, 2004 of $19.25, the market value of the two million shares was $38,500,000. The 2004 Plan will be terminated no later than May 27, 2014. Under the 2004 Plan, any Ordinary Shares that have been awarded but for any reason expire or otherwise terminate, shall revert to and again become available for issuance under the 2004 Plan.

        The 2004 Plan permits the award of the following three types of equity incentive awards ("Share Awards"): (i) share options, (ii) rights to acquire restricted Ordinary Shares, and (iii) share appreciation rights. Share Awards, with the exception of incentive share options as described below, may be granted to employees, directors and consultants, but no participant may be granted Share Awards of more than 150,000 Ordinary Shares during any calendar year. Apex Limited currently has nine directors and approximately 40 full-time employees.

        The 2004 Plan will be administered by the board of directors, or one or more committees appointed by the board of directors. Our board of directors has delegated general administrative and award granting authority for the 2004 Plan to the Compensation Committee. (The appropriate acting body, be it the board of directors or a committee within its delegated authority is referred to in this proposal as the "Administrator"). Subject to the terms of the 2004 Plan, the Administrator determines the persons to whom Share Awards are granted, the number of shares granted, the vesting schedule, if any, the type of consideration to be paid to Apex Limited upon the exercise of the Share Award, and the terms of the Share Award.

        Under the options component of the 2004 Plan, the Administrator may grant both incentive share options ("ISOs") intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended, and nonqualified share options ("NSOs"). ISOs may be granted only to persons who are employees of Apex Limited while NSOs may also be granted to persons who are directors or consultants. NSOs must be granted at an exercise price of no less than 85% of the fair market value of the Ordinary Shares on the date of the grant and ISOs must be granted at no less than 100% of such fair market value, except that the exercise price of an ISO granted to a holder of more than 10% of the Ordinary Shares must be at least 110% of fair market value. Any option granted under the 2004 Plan generally must have a term no greater than ten years but the term of an ISO granted to a holder of more than 10% of the Ordinary Shares cannot exceed five years.

        Unless otherwise provided by the Administrator in the terms of the option agreement, in the event the optionholder's employment or service with Apex Limited is terminated (other than upon the participant's death, disability, retirement or as a result of a change of control) all unexercised options shall immediately terminate. However, if such participant is terminated not for cause, all vested options held by such person shall continue to be exercisable until the earlier of the expiration date of such option or 180 days after the date of such termination. Unless otherwise provided in the option agreement, in the event of the death or disability of the optionholder, any unvested options shall immediately terminate, and any vested options shall continue exercisable until 12 months after such disability or death. In addition, unless otherwise provided in the option agreement, in the event of the optionholder's retirement, all options shall immediately vest on the date of such retirement and shall be exercisable until the earlier of 24 months after such retirement date or the expiration date of such options.

        Under the restricted share award component of the 2004 Plan, the Administrator may grant one or more awards consisting of Ordinary Shares ("Restricted Shares"). A recipient's right to retain an award of Restricted Shares shall be subject to such restrictions as may be established by the Administrator with respect to such award.

        Unless otherwise provided in the Restricted Share award agreement, in the event the participant's employment terminates prior to a vesting date set forth in the Restricted Share award agreement, any unvested Restricted Share award shall be forfeited and automatically transferred to and reacquired by Apex Limited at no cost to Apex Limited, and neither the participant nor his or her heirs, executors, administrators or successors shall have any right or interest in the Restricted Share award. However, unless provided otherwise in the award agreement, if such employment terminates as a result of (i) being terminated not for cause (ii) death (iii) disability (iv) retirement or (v) change of control, then any unvested Restricted Share award shall vest immediately upon such date.

        Under the share appreciation rights component of the 2004 Plan, the Administrator may grant one or more awards consisting of the right to receive in cash (or its equivalent in Ordinary Shares) the excess of the fair market value of Ordinary Shares on the date the rights are surrendered over the fair market value of the Ordinary Shares on the date the rights are granted ("Share Appreciation Right"). A Share Appreciation Right may be granted subject to such terms and conditions as may be imposed by the Administrator. The Administrator may, in its discretion and on such terms as it deems appropriate, require as a condition of the grant of a Share Appreciation Right that the recipient of the Share Appreciation Right surrender for cancellation some or all of the Share Awards previously granted to such person.

        The board of directors may, at any time and from time to time, amend the 2004 Plan in any respect provided that no such amendment may become effective without approval of the shareholders if shareholder approval is necessary to satisfy statutory or regulatory requirements or if the board determines that shareholder approval is otherwise necessary or desirable. No amendment shall adversely affect any award holder's rights and obligations with respect to outstanding Share Awards under the 2004 Plan without the consent of such award holders.

        Any future benefits under the 2004 Plan will depend on Apex Limited's performance and decisions of the Administrator regarding the granting of Share Awards as well as the fair market value of the Ordinary Shares at various future dates. As a result, it is not possible to determine the benefits that will be received by directors, employees and consultants if the 2004 Plan is approved by the shareholders.

Federal Income Tax Consequences

        The following is a general summary of the federal income tax consequences that may apply to recipients of the options under the 2004 Plan. Because application of the tax laws varies according to individual circumstances, a participant should seek professional tax advice concerning the tax consequences of his or her participation in the 2004 Plan, including the potential application and effect of state, local and foreign tax laws and estate and gift tax considerations.

        Incentive Share Options.    A participant who is granted an ISO recognizes no taxable income when the ISO is granted. Generally, a participant will not recognize taxable income upon exercise of an ISO for regular income tax purposes, but generally will recognize taxable income upon the exercise of an

ISO for alternative minimum tax ("AMT") purposes (see below). A participant who exercises an ISO will recognize taxable gain or loss upon the sale of the shares underlying the option. Any gain or loss recognized on the sale of shares acquired upon exercise of an ISO is taxed as capital gain or loss if the shares have been held for more than one year after the option was exercised and for more than two years after the option was granted. If the participant disposes of the shares before the required holding periods have elapsed (a "disqualifying disposition"), the participant is taxed as though he or she had exercised an NSO, except that the ordinary income on exercise of the option is recognized in the year of the disqualifying disposition and generally is the lesser of the original spread upon exercise or the excess of the amount realized in the sale of the stock over the original option price. We will not be entitled to a deduction with respect to the ISO or the ISO shares.

        Alternative Minimum Tax.    The exercise of an ISO may result in tax liability under the AMT. The AMT provides for additional tax equal to the excess, if any, of (a) 26% or 28% of "alternative minimum taxable income" in excess of a certain exemption amount, over (b) regular income tax for the taxable year. For purposes of calculating alternative minimum taxable income, an ISO is treated as if it were an NSO, so the difference between the fair market value of the shares on the date of exercise and the option price will be deemed to be income for this purpose and the taxpayer will hold the shares with a tax basis equal to such fair market value on the date of exercise for subsequent AMT purposes. Application of the AMT to any exercise of an ISO and to a disqualifying disposition of shares is complex and will vary depending upon each person's circumstances. Each holder of an ISO is cautioned to determine the effect, if any, of an ISO exercise before it is made.

        Nonqualified Share Options.    The tax treatment of NSOs differs significantly from the tax treatment of ISOs. No taxable income is recognized when an NSO is granted but, upon the exercise of an NSO, the difference between the fair market value of the shares underlying the option on the date of exercise (or up to 6 months later if the option is subject to Section 16(b) of the Securities Exchange Act of 1934) and the exercise price is taxable as ordinary income to the recipient and is generally deductible by Apex Limited. The recipient will have a tax basis in the shares equal to the fair market value on the date of exercise and the holding period for the shares will begin on the day after the date the option is exercised. For long-term capital gain treatment, the shares must be held for more than one year.

        Withholding.    Apex Limited may be required to withhold federal, state or local taxes in connection with any share option or other award under the 2004 Plan, including, but not limited to, withholding of any portion of any payment or withholding from other compensation payable to the participant, unless such person reimburses Apex Limited for such amount.

        Restricted Share Awards.    Grantees of Restricted Shares do not recognize income at the time of the grant of such awards. However, when Restricted Shares are no longer subject to a substantial risk of forfeiture, grantees recognize ordinary income in an amount equal to the fair market value of the shares less the amount paid, if any, for the shares. Alternatively, the grantee of Restricted Shares may elect to recognize income upon the grant of the shares and not at the time the restrictions lapse. The election is made by filing a required notice with the Internal Revenue Service within 30 days from the grant, with a copy to Apex Limited. We generally are entitled to deduct an amount equal to the income recognized by the grantee at the time the grantee recognizes the income.

        Share Appreciation Rights.    In general, Share Appreciation Rights are taxed to the recipient and deductible by Apex Limited in substantially the same manner as NSOs.

        Change of Control.    If there is an acceleration of the vesting or payment of awards and/or an acceleration of the exercisability of options upon a change of control, all or a portion of the accelerated awards may constitute "excess parachute payments" under Section 280G of the Code. Generally an employee receiving an excess parachute payment incurs an excise tax of 20% of the amount of the payment in excess of the employee's average annual compensation over the five calendar years preceding the year of the change of control and Apex Limited is not entitled to a deduction for such excess amount.

        The foregoing summary of the federal income tax consequences of the 2004 Plan is based on present federal tax law and regulations. The summary does not purport to be complete or applicable to every specific situation.

The Existing Employees' Share Ownership Plan

        If the shareholders approve the 2004 Equity Incentive Plan, Apex Limited contemplates that future awards will be granted pursuant to the 2004 Plan and that no further awards will be granted under the Employees' Share Ownership Plan. Awards previously granted under the Employees' Share Ownership Plan will remain outstanding pursuant to the terms of such plan and any documents evidencing such awards.

        Approval of the 2004 Plan will require the affirmative vote of a majority of the Ordinary Shares of Apex Limited represented in person or by proxy at the meeting.

        The Board of Directors unanimously recommends that the Company's shareholders vote FOR approval of the 2004 Equity Incentive Plan.

PROPOSAL NO. 3—RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

        The board of directors, pursuant to the recommendation of the Audit Committee of the board of directors, unanimously recommends ratification of the selection of PricewaterhouseCoopers LLP to serve as our independent accountants for our 2004 fiscal year. PricewaterhouseCoopers LLP has served as our independent accountants since our inception. The affirmative vote of the holders of a majority of the ordinary shares represented and entitled to vote at the annual meeting is required to ratify the selection of our independent accountants for the fiscal year 2004. In the event the ratification is not approved by the required number of holders, the Audit Committee may reconsider, but will not necessarily change, its selection of PricewaterhouseCoopers LLP to serve as our independent accountants.

        Representatives of PricewaterhouseCoopers LLP will be present at the annual meeting with the opportunity to make a statement if they desire to do so and to respond to appropriate shareholder questions.

Auditor Fees

        PricewaterhouseCoopers billed Apex Limited the following fees for services provided during the years ended December 31, 2003 and 2002:

	Fees Paid During Year Ended
	December 31, 2003	December 31, 2002
Audit fees(1)	$97,400	$88,500
Audit-related fees(2)	—	19,200
Tax fees(3)	136,000	33,350
All other fees(4)	2,000	2,000

Total fees	$235,400	$143,000

(1)
Audit fees include fees for services rendered for the audit of our annual financial statements and reviews of quarterly financial statements.

(2)
Audit-related fees during 2002 reflects services rendered in connection with the previously disclosed restatement of our earnings.

(3)
Tax fees include fees for services rendered in connection with the preparation of our tax returns in the United States and Bolivia.

(4)
All other fees include fees for consent letters provided in connection with various transactions.

        The Audit Committee charter includes certain policies and procedures regarding the pre-approval of audit and non-audit services performed by an outside accountant. The Committee is required to pre-approve all engagement letters and fees for all auditing services (including providing comfort letters in connection with securities underwritings) and non-audit services performed by the outside auditors, subject to any exception under Section 10A of the Securities Exchange Act of 1934 and any rules promulgated thereunder. Pre-approval authority may be delegated to a Committee member or a subcommittee, and any such member or subcommittee shall report any decisions to the full Committee at its next scheduled meeting. One-hundred percent of the total amount of services provided under the captions "Audit-Related Fees," "Tax Fees" and "All Other Fees," were approved by the Audit Committee pursuant to its pre-approval policy as provided in the Audit Committee charter.

        The affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the meeting entitled to vote will be required to ratify the selection of PricewaterhouseCoopers LLP as the Company's independent auditors.

        The Board of Directors unanimously recommends that shareholders vote FOR ratification of the appointment of PricewaterhouseCoopers, LLP as the Company's independent auditors.

Incorporation by Reference

        The reports of the Compensation and Audit Committees and the information under the heading "Performance Graph" shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or the Exchange Act of 1934, except to the extent we specifically incorporate this information by reference, and shall not otherwise be deemed filed under the Securities Act or the Exchange Act.

Shareholder Proposals

        Shareholders may present proposals for shareholder action in our proxy statement where such proposals are consistent with applicable law, pertain to matters appropriate for shareholder action and are not properly omitted by our company's action in accordance with the proxy rules. Shareholder proposals prepared in accordance with the proxy rules must be received by us on or before December 27, 2004 to be included in our proxy statement for that meeting. In addition, in accordance with our Articles of Association, if a shareholder proposal is not received by us on or before March 27, 2005, it will not be considered or voted on at the annual meeting. Our Articles also contain other procedures to be followed for shareholder proposals for shareholder action, including the nomination of directors.

Other Matters

        Our management and the board of directors know of no other matters to be brought before the annual meeting. If other matters are presented properly to the shareholders for action at the annual meeting and any postponements and adjournments thereof, it is the intention of the proxy holders named in the proxy to vote in their discretion on all matters on which the ordinary shares represented by such proxy are entitled to vote.

By order of the Board of Directors,
Thomas S. Kaplan, Chairman

        Our annual report on Form 10-K filed with the Securities And Exchange Commission (without exhibits) may be obtained at no charge by any shareholder entitled to vote at the annual meeting who writes to: Vice President, Investor Relations and Corporate Development, Apex Silver Mines Corporation, 1700 Lincoln Street, Suite 3050, Denver, CO 80203.

Appendix A

APEX SILVER MINES LIMITED

AUDIT COMMITTEE CHARTER
as adopted December 10, 2003

        There shall be a Committee of the Board of Directors (the "Board") of Apex Silver Mines Limited, a Cayman Islands corporation (the "Company"), to be known as the Audit Committee (the "Committee") whose membership, authority and responsibilities shall be as set out in this amended and restated audit committee charter. The primary function of the Committee is to assist the Board in fulfilling its oversight responsibilities, primarily through overseeing management's conduct of the Company's accounting and financial reporting process and systems of internal accounting and financial controls; selecting, retaining and monitoring the independence and performance of the Company's outside auditors, including overseeing the audits of the Company's financial statements, and approving any non audit services; and providing an avenue of communication among the outside auditors, management and the Board.

COMPOSITION/QUALIFICATIONS

1.
The Committee shall have at least three (3) members at all times, each of whom must be a member of the Board and must be independent as required by applicable law and applicable stock exchange listing rules (the "Listing Rules"). A member of the Committee shall be considered independent if (a) he or she is not an employee of the Company; (b) he or she does not accept, directly or indirectly, any consulting, advisory or other compensatory fee from the Company or its subsidiaries other than in connection with serving on the Committee, any other Board committee or as a member of the Board; (c) he or she is not an "affiliated person" of the Company or any Company subsidiary as defined by rules of the Securities and Exchange Commission ("SEC"), including rules promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Listing Rules; and (d) he or she meets all other requirements for independence imposed by law and the Listing Rules from time to time.

2.
All members of the Committee shall have a practical knowledge of finance and accounting and be able to read and understand fundamental financial statements from the time of their respective appointments to the Committee. In addition, members may be required to participate in continuing education if required by applicable law or the Listing Rules.

3.
At least one member of the Committee shall be a "financial expert" as defined by Item 401(h) of Regulation S-K, unless otherwise determined by the Board, and at least one member shall meet the financial sophistication standards under the Listing Rules.

4.
Each member of the Committee shall be appointed by the Board and shall serve until the earlier to occur of the date on which he or she shall be replaced by the Board, resigns from the Committee, or resigns from the Board.

MEETINGS

1.
The Committee shall meet as frequently as required, but no less than four times annually and at least quarterly. The Board shall name a chairperson of the Committee, who shall prepare and/or approve an agenda in advance of each meeting and shall preside over meetings of the Committee. In the absence of the chairperson, the Committee shall select a chairperson for that meeting. A majority of the members of the Committee shall constitute a quorum and the act of a majority of the members present at a meeting where a quorum is present shall be the act of the Committee.

  The Committee may also act by unanimous written consent of its members. The Committee shall maintain minutes or other records of meetings and activities of the Committee.

2.
The Committee shall, through its chairperson, report regularly to the Board following the meetings of the Committee, addressing such matters as the quality of the Company's financial statements, the Company's compliance with legal or regulatory requirements, the performance and independence of the outside auditors, the performance of any internal audit function and other matters related to the Committee's functions and responsibilities.

3.
The Committee shall at least annually meet separately with each appropriate member of the Company's management, the Company's chief financial officer and the Company's outside auditors in separate executive sessions to discuss any matters that the Committee or each of these groups believes should be discussed privately.

RESPONSIBILITIES, DUTIES AND POWERS

1.
The Committee's principal responsibility is one of oversight. The Company's management is responsible for preparing the Company's financial statements, and the Company's outside auditors are responsible for auditing and/or reviewing those financial statements. In carrying out these oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the outside auditors' work.

2.
The designation or identification of a member of the Committee as an "audit committee financial expert" does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the Committee and Board of Directors in the absence of such designation or identification and the designation or identification of a member of the Committee as an "audit committee financial expert" does not affect the duties, obligations, or liability of any other member of the Committee or Board of Directors.

3.
The Committee's general duties, responsibilities and powers are as set forth below.

  General Duties, Responsibilities and Powers

  •
  Be directly responsible for the compensation, retention, termination and oversight of the work of any outside auditor engaged by the Company for the purpose of preparing or issuing an audit report or performing other audit, review or attest services. The outside auditors shall report directly to the Committee.

  •
  Periodically review with management, the outside auditors and legal counsel the applicable law and the Listing Rules relating to the qualifications, activities, responsibilities and duties of audit committees and compliance therewith, and also take, or recommend that the Board take, appropriate action to comply with such law and rules.

  •
  Review and evaluate, at least annually, the adequacy of this charter and make recommendations for changes to the Board.

  •
  Be vested with all responsibilities and authority required by Rule 10A-3 under the Exchange Act including the following.

•
Establish procedures for: (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and (b) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

•
Retain, at the Company's expense, independent counsel, accountants or others for such purposes as the Committee, in its sole discretion, determines to be appropriate to carry out its responsibilities.

•
Prepare annual reports of the Committee for inclusion in the proxy statements for the Company's annual meetings.

•
Investigate any matter brought to its attention related to financial, accounting, internal control and audit matters and have full access to all books, records, facilities and personnel of the Company.

•
Undertake such additional responsibilities as from time to time may be delegated to it by the Board, required by the Company's articles of association or required by law or Listing Rules.

  Auditor Independence

  •
  Receive from the outside auditors, review and discuss a formal written statement delineating all relationships between the outside auditors and the Company, consistent with the Independence Standards Board, Standard No. 1, regarding relationships and services, which may impact the objectivity and independence of the outside auditors, and other applicable standards. The statement shall include a description of all services provided by the outside auditors and the related fees. The Committee shall actively discuss any disclosed relationships or services that may impact the objectivity and independence of the outside auditors.

  •
  Pre-approve all engagement letters and fees for all auditing services (including providing comfort letters in connection with securities underwritings) and non-audit services performed by the outside auditors, subject to any exception under Section 10A of the Exchange Act and any rules promulgated thereunder. Pre-approval authority may be delegated to a Committee member or a subcommittee, and any such member or subcommittee shall report any decisions to the full Committee at its next scheduled meeting. The Committee shall not approve an engagement of outside auditors to render non-audit services that are prohibited by law or the Listing Rules.

  •
  Obtain from the outside auditors assurance that they have complied with Section 10A, as amended, of the Exchange Act and the rules promulgated thereunder.

  •
  Review with the outside auditors, at least annually, the auditors' internal quality control procedures and any material issues raised by the most recent internal quality peer review of the outside auditors.

  Internal Control

  •
  Review annually the adequacy and quality of the Company's financial and accounting staffing; the need, based on the Company's level and types of activities the need for and scope of internal audit reviews; and the plan, budget and designation of responsibilities for any internal audit.

  •
  Review the performance and material findings of any internal audit reviews.

  •
  Review annually with the outside auditors any significant matters regarding the Company's internal controls and procedures over financial reporting that have come to their attention during the conduct of their annual audit, and review whether internal control recommendations made by the auditors have been implemented by management.

  •
  Review the guidelines and policies that management has put in place to govern the process of monitoring, controlling and reporting major risk exposures (whether financial, operating or otherwise).

  •
  Review and evaluate at least annually the Company's policies and procedures for hedging (metals, foreign currency, etc.)

  •
  Review annually management's report on internal controls and the auditor's attestation regarding management's assessment of internal controls, when and as required by Section 404 of the Sarbanes-Oxley Act.

  •
  Evaluate whether management is setting the appropriate tone at the top by communicating the importance of internal controls and ensuring that all supervisory and accounting employees understand their roles and responsibilities with respect to internal controls.

  Annual And Interim Financial Statements

  •
  Review, evaluate and discuss with the outside auditors and management the Company's audited annual financial statements and other information that is to be included in the Company's annual report on Form 10-K, including the disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations", and the results of the outside auditors' audit of the Company's annual financial statement, including the accompanying footnotes and the outside auditors' opinion.

  •
  Review, evaluate and discuss the nature and extent of any significant changes in accounting principles or the application of accounting principles.

  •
  Require the outside auditors to review the Company's interim financial statements, and review and discuss with the outside auditors and management the Company's interim financial statements and other information to be included in the Company's quarterly reports on Form 10-Q, including the disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations", prior to filing such reports with the SEC.

  •
  Review and discuss with the Company's management and outside auditors significant accounting and reporting principles, practices and procedures applied in preparing the financial statements and any major changes to the Company's accounting or reporting principles, practices or procedures, including those required or proposed by professional or regulatory pronouncements and actions, as brought to its attention by management and/or the outside auditors.

  •
  Review and discuss all critical accounting policies identified to the Committee by management and the outside auditors.

  •
  Discuss alternative treatments of financial information under generally accepted accounting principles, the ramifications of each treatment and the method preferred by the Company's outside auditors.

  •
  Review the results of any material difficulties, differences or disputes with management encountered by the outside auditors during the course of the audit or reviews and be responsible for overseeing the resolution of such difficulties, differences and disputes.

  •
  Review the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Communications with Audit Committees), relating to the conduct of the audit.

  •
  Review the scope, plan and procedures to be used on the annual audit and receive confirmation from the outside auditors that no limitations have been placed on the scope or nature of their audit scope, plan or procedures.

  Related Party Transactions

  •
  Review any transaction involving the Company and a related party at least once a year or upon any significant change in the transaction or relationship. For these purposes, a "related party transaction" includes any transaction required to be disclosed pursuant to Item 404 of Regulation S-K.

  Earnings Press Releases

  •
  Review and discuss with management prior to release all earnings press releases of the Company, as well as financial information and earnings guidance, if any, provided by the Company to analysts and rating agencies. This authority may be delegated to a Committee member or subcommittee, which shall report to the full Committee at its next meeting.

  Compliance With Law And Regulations

  •
  Meet at least annually with management to review the effectiveness of the Company's systems for monitoring compliance with laws and regulations and the results of the investigation and follow-up (including disciplinary action) on any fraudulent acts or accounting regularities.

  •
  Periodically obtain updates from management regarding compliance matters.

  Compliance With Corporate Business Conduct Or Ethics Policies

  •
  Review with management, the outside auditors and legal counsel, as the Committee deems appropriate, actions taken to ensure compliance with any code of ethics or conduct for the Company established by the Board or management.

  •
  Review at least annually the Company's Code of Ethics and Business Conduct and any other code of ethics adopted to comply with Section 406 of the Sarbanes-Oxley Act.

  •
  Evaluate whether management is setting the appropriate tone at the top by communicating the importance of the Company's ethics and conduct codes and policies.

Appendix B

APEX SILVER MINES LIMITED

2004 Equity Incentive Plan

1.    Purposes.

  (a)
  Background. This Plan was adopted on April 22, 2004, and approved by shareholders effective                            , 2004.

  (b)
  Eligible Share Award Recipients. The persons eligible to receive Share Awards are the Employees, Directors and Consultants of the Company and its Affiliates.

  (c)
  Available Share Awards. The purpose of the Plan is to provide a means by which eligible recipients may be given an opportunity to benefit from increases in value of the Ordinary Shares through the granting of the following: (i) Incentive Share Options, (ii) Nonqualified Share Options, (iii) rights to acquire restricted shares, and (iv) share appreciation rights.

  (d)
  General Purpose. The Company, by means of the Plan, seeks to retain the services of the group of persons eligible to receive Share Awards, to secure and retain the services of new members of this group and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

2.    Definitions.

  (a)
  "Affiliate" means any entity that controls, is controlled by, or is under common control with the Company.

  (b)
  "Board" means the Board of Directors of the Company.

  (c)
  "Code" means the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.

  (d)
  "Committee" means a pre-existing or newly formed committee of members of the Board appointed by the Board in accordance with subsection 3(c).

  (e)
  "Company" means Apex Silver Mines Limited, a Cayman Islands company.

  (f)
  "Consultant" means any person, including an advisor, (i) engaged by the Company or an Affiliate to render consulting or advisory services and who is compensated for such services or (ii) who is a member of the Board of Directors of an Affiliate.

  (g)
  "Continuous Service" means that the Participant's service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. Unless otherwise provided in a Share Award Agreement or Option Agreement, as applicable, the Participant's Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant's service to the Company or an Affiliate as an Employee, Director or Consultant. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate may not constitute an interruption of Continuous Service. The Board, in its sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence, including sick leave, military leave or any other personal leave.

  (h)
  "Covered Employee" means the Company's chief executive officer and the four (4) other highest compensated officers of the Company for whom total compensation is required to be reported to shareholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code.

  (i)
  "Director" means a member of the Board of Directors of the Company.

  (j)
  "Disability" means the Participant's inability, due to illness, accident, injury, physical or mental incapacity or other disability, to carry out effectively the duties and obligations to the Company and its Affiliates performed by such person immediately prior to such disability for a period of at least six (6) months, as determined in the good faith judgment of the Board.

  (k)
  "Dollars" or "$" or "US$" means United States dollars.

  (l)
  "Employee" means any person employed by the Company or an Affiliate. Service as a Director or payment of a director's fee by the Company or an Affiliate alone shall not be sufficient to constitute "employment" by the Company or an Affiliate.

  (m)
  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

  (n)
  "Fair Market Value" means, as of any date, the value of the Ordinary Shares determined as follows:

  (i)
  If the Ordinary Shares are listed on any established share exchange, or traded on the Nasdaq National Market or the Nasdaq SmallCap Market, the Fair Market Value of Ordinary Shares shall be the closing sales price for such share (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in Ordinary Shares if such shares are traded on more than one such exchange or market) on the last market trading day prior to the day of determination, as reported by such exchange or market or such other source as the Board reasonably deems reliable.

  (ii)
  In the absence of such markets for the Ordinary Shares, the Fair Market Value shall be determined in good faith by the Board.

  (o)
  "Incentive Share Option" means an Option designated as an incentive share option in an Option Agreement and that is granted in accordance with the requirements of, and that conforms to the applicable provisions of, Section 422 of the Code.

  (p)
  "Independent Director" means (i) a Director who satisfies the definition of Independent Director or similar definition under the applicable share exchange or Nasdaq rules and regulations upon which the Ordinary Shares are traded from time to time and (ii) a Director who either (A) is not a current employee of the Company or an "affiliated corporation" (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an "affiliated corporation" receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an "affiliated corporation" at any time and is not currently receiving direct or indirect remuneration from the Company or an "affiliated corporation" for services in any capacity other than as a Director or (B) is otherwise considered an "outside director" for purposes of Section 162(m) of the Code.

  (q)
  "Nonqualified Share Option" means an Option that is not designated in an Option Agreement as an Incentive Share Option or was not granted in accordance with the requirements of, and does not conform to the applicable provisions of, Section 422 of the Code.

  (r)
  "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

  (s)
  "Option" means an Incentive Share Option or a Nonqualified Share Option granted pursuant to the Plan.

  (t)
  "Option Agreement" means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an individual Option grant.

  (u)
  "Optionholder" means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

  (v)
  "Ordinary Shares" means the Company's ordinary shares par value US$0.01 and other rights with respect to such shares.

  (w)
  "Participant" means a person to whom a Share Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Share Award.

  (x)
  "Plan" means this Apex Silver Mines Limited 2004 Equity Incentive Plan.

  (y)
  "Retirement" means an Employee's retirement from the Company or an Affilitate, (i) on or after attaining age 55 and completing at least ten (10) years of service; or (ii) on or after attaining age 65.

  (z)
  "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

  (aa)
  "Securities Act" means the Securities Act of 1933, as amended.

  (bb)
  "Share Award" means any right granted under the Plan, including an Option, a right to acquire restricted Ordinary Shares, and a share appreciation right.

  (cc)
  "Share Award Agreement" means a written agreement between the Company and a holder of a Share Award (other than an Option) evidencing the terms and conditions of an individual Share Award grant.

  (dd)
  "Ten Percent Shareholder" means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) shares possessing more than ten percent (10%) of the total combined voting power of all classes of shares of the Company or any parent corporation or any subsidiary corporation, both as defined in Section 424 of the Code.

3.    Administration.

  (a)
  Administration by Board. The Board shall administer the Plan unless and until the Board delegates administration to a Committee, as provided in subsection 3(c). The Board may, at any time and for any reason in its sole discretion, rescind some or all of such delegation.

  (b)
  Powers of Board. The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

  (i)
  To determine from time to time which of the persons eligible under the Plan shall be granted Share Awards; when and how each Share Award shall be granted; what type or combination of types of Share Award shall be granted; the provisions of each Share Award granted (which need not be identical), including the time or times when a person shall be permitted to receive Ordinary Shares pursuant to a Share Award; and the number of Ordinary Shares with respect to which a Share Award shall be granted to each such person.

  (ii)
  To construe and interpret the Plan, Share Awards granted under it, Option Agreements and Share Award Agreements, and to establish, amend and revoke rules and regulations for their administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Option Agreement or Share Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

    (iii)
    To amend the Plan, a Share Award, a Share Award Agreement or an Option Agreement as provided in Section 12.

    (iv)
    Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company which are not in conflict with the provisions of the Plan.

(c)   Delegation to Committee.

  (i)
  General. The Board may delegate administration of the Plan and its powers and duties thereunder to a Committee or Committees, and the term "Committee" shall apply to any person or persons to whom such authority has been delegated. Upon such delegation, the Committee shall have the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be deemed to include the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under this Plan, except respecting matters under Rule 16b-3 of the Exchange Act or Section 162(m) of the Code, or any rules or regulations issued thereunder, which are required to be determined in the sole discretion of the Committee.

  (ii)
  Committee Composition. A Committee shall consist solely of two or more Independent Directors. Within the scope of its authority, the Board or the Committee may (1) delegate to a committee of one or more members of the Board who are not Independent Directors the authority to grant Share Awards to eligible persons who are either (a) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Share Award or (b) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code, and/or (2) delegate to a committee of one or more members of the Board who are not Independent Directors or to the Company's Chief Executive Officer the authority to grant Share Awards to eligible persons who are not then subject to Section 16 of the Exchange Act.

(d)
Effect of Board's Decision; No Liability. All determinations, interpretations and constructions made by the Board in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons. No member of the Board or the Committee or any person to whom duties hereunder have been delegated shall be liable for any action, interpretation or determination made in good faith, and such persons shall be entitled to full indemnification and reimbursement consistent with applicable law and in the manner provided in the Company's Memorandum and Articles of Association, as the same may be amended from time to time, or as otherwise provided in any agreement between any such member and the Company.

4.    Shares Subject to the Plan.

  (a)
  Share Reserve. Subject to the provisions of Section 11 relating to adjustments upon changes in Ordinary Shares, the Ordinary Shares that may be issued pursuant to Share Awards shall not exceed in the aggregate Two Million (2,000,000) Ordinary Shares. Share appreciation rights provided for in Section 7(b) hereof that are payable only in cash will not reduce the number of Ordinary Shares available for Share Awards granted under the Plan.

  (b)
  Reversion of Shares to the Share Reserve. If any Share Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the Ordinary Shares not acquired under such Share Award shall revert to and again become available for issuance under the Plan.

  (c)
  Source of Shares. The Ordinary Shares subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

5.    Eligibility.

  (a)
  Eligibility for Specific Share Awards. Incentive Share Options may be granted only to Employees. Share Awards other than Incentive Share Options may be granted to Employees, Directors and Consultants.

  (b)
  Ten Percent Shareholders. A Ten Percent Shareholder shall not be granted an Incentive Share Option unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of the Ordinary Shares at the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

  (c)
  Limitations on Share Awards. No Participant shall be eligible to be granted Share Awards covering more than 150,000 Ordinary Shares during any calendar year.

  (d)
  Consultants.
  (i)
  A Consultant shall not be eligible for the grant of a Share Award if, at the time of grant, a Form S-8 Registration Statement under the Securities Act ("Form S-8") is not available to register a resale of the Company's securities issued to such Consultant because of the nature of the services that the Consultant is providing to the Company, or because the Consultant is not a natural person, or as otherwise provided by the rules governing the use of Form S-8, unless the Board determines both (i) that such grant (A) shall be registered in another manner under the Securities Act (e.g., on a Form S-3 Registration Statement) or (B) does not require registration under the Securities Act in order to comply with the requirements of the Securities Act, if applicable, and (ii) that such grant complies with the securities laws of all other relevant jurisdictions.

  (ii)
  Form S-8 generally is available to consultants and advisors only if (i) they are natural persons; (ii) they provide bona fide services to the issuer, its parents, its majority-owned subsidiaries or majority-owned subsidiaries of the issuer's parent; and (iii) the services are not in connection with the offer or sale of securities in a capital-raising transaction, and do not directly or indirectly promote or maintain a market for the issuer's securities.

6.    Option Provisions.

        Each Option Agreement shall be subject to the terms and conditions of this Plan. Each Option and Option Agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. All Options shall be separately designated Incentive Share Options or Nonqualified Share Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for Ordinary Shares purchased on exercise of each type of Option. The provisions of separate Options need not be identical.

  (a)
  Provisions Applicable to All Options.

  (i)
  Consideration. The purchase price of Ordinary Shares acquired pursuant to an Option shall be paid in cash in Dollars at the time the Option is exercised.

    (ii)
    Vesting Generally. The total number of Ordinary Shares subject to an Option may (A) vest, and therefore become exercisable, in periodic installments that may, but need not, be equal, or (B) be fully vested at the time of grant. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The vesting provisions, if any, of individual Options may vary. The provisions of this subsection 6(a)(ii) are subject to any Option Agreement provisions governing the minimum number of Ordinary Shares as to which an Option may be exercised.

    (iii)
    Termination of Continuous Service. Unless otherwise provided in the Option Agreement, in the event an Optionholder's Continuous Service terminates (other than upon the Optionholder's death, Disability, Retirement or as a result of a Change of Control), all Options held by the Optionholder shall immediately terminate; provided, however, if an Optionholder's Continuous Service is terminated for reasons other than for cause, all vested Options held by such person shall continue to be exercisable until the earlier of the expiration date of such Option or 180 days after the date of such termination. All such vested Options not exercised within the period described in the preceding sentence shall terminate.

    (iv)
    Disability or Death of Optionholder. Unless otherwise provided in the Option Agreement, in the event that an Optionholder's Disability or death, all unvested Options shall immediately terminate, and all vested Options held by such person shall continue to be exercisable until 12 months after the date of such Disability or death. All such vested Option not exercised within such 12-month period shall terminate.

    (v)
    Retirement. Unless otherwise provided in the Option Agreement, in the event of the Optionholder's Retirement, all unvested Options shall automatically vest on the date of such Retirement and all Options shall be exercisable until the earlier of 24 months after such Retirement date or the expiration date of such Options. All such Options not exercised within the period described in the preceding sentence shall terminate.

  (b)
  Provisions Applicable to Incentive Share Options.

  (i)
  Term. Subject to the provisions of subsection 5(b) regarding Ten Percent Shareholders, no Incentive Share Option shall be exercisable after the expiration of ten (10) years from the date it was granted. Further, no grant of an Incentive Share Option shall be made under this Plan more than ten (10) years after the date the Plan is approved by the shareholders of the Company.

  (ii)
  Exercise Price of an Incentive Share Option. Subject to the provisions of subsection 5(b) regarding Ten Percent Shareholders, the exercise price of each Incentive Share Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Ordinary Shares subject to the Option on the date the Option is granted.

  (iii)
  Transferability of an Incentive Share Option. An Incentive Share Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder.

  (iv)
  Incentive Share Option $100,000 Limitation. Notwithstanding any other provision of the Plan or an Option Agreement, the aggregate Fair Market Value of the Ordinary Shares with respect to which Incentive Share Options are exercisable for the first time by an Optionholder in any calendar year, under the Plan or any other option plan of the Company or its Affiliates, shall not exceed $100,000. For this purpose, the Fair Market Value of the Ordinary Shares shall be determined as of the time an Option is granted.

      The Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonqualified Share Options.

  (c)
  Provisions Applicable to Nonqualified Share Options.

  (i)
  Exercise Price of a Nonqualified Share Option. To assure sufficient Board discretion, the exercise price of each Nonqualified Share Option shall be not less than eighty-five percent (85%) of the Fair Market Value of the Ordinary Shares subject to the Option on the date the Option is granted, provided, however, that the exercise price of each Nonqualified Share Option granted to a Covered Employee shall not be less than one hundred percent (100%) of the Fair Market Value of the Ordinary Shares subject to the Option on the date the Option is granted. Notwithstanding the foregoing, a Nonqualified Share Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

  (ii)
  Transferability of a Nonqualified Share Option. A Nonqualified Share Option shall be transferable, if at all, to the extent provided in the Option Agreement. If the Option Agreement does not provide for transferability, then the Nonqualified Share Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder.

7.    Provisions of Share Awards other than Options.

  (a)
  Restricted Share Awards. Each restricted share award agreement shall be in such form and shall contain such restrictions, terms and conditions, if any, as the Board shall deem appropriate and shall be subject to the terms and conditions of this Plan. The terms and conditions of restricted share award agreements may change from time to time, and the terms and conditions of separate restricted share award agreements need not be identical, but each restricted share award agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

  (i)
  Consideration. A restricted share award may be awarded in consideration for past services actually rendered, or for future services to be rendered, to the Company or an Affiliate for its benefit.

  (ii)
  Vesting. Ordinary Shares awarded under the restricted share award agreement may (A) be subject to a vesting schedule to be determined by the Board, or (B) be fully vested at the time of grant.

  (iii)
  Termination of Participant's Continuous Service. Unless otherwise provided in the restricted share award agreement, in the event a Participant's Continuous Service terminates prior to a vesting date set forth in the restricted share award agreement, any unvested restricted share award shall be forfeited and automatically transferred to and reacquired by the Company at no cost to the Company, and neither the Participant nor his or her heirs, executors, administrators or successors shall have any right or interest in the restricted share award. Notwithstanding the foregoing, unless otherwise provided in the restricted share award agreement, in the event a Participant's Continuous Service terminates as a result of (A) being terminated by the Company for reasons other than for cause, (B) death, (C) Disability, (D) Retirement, or (E) a Change of Control (subject to the provisions of Section 11(c) hereof), then any unvested restricted share award shall vest immediately upon such date.

    (iv)
    Transferability. Rights to acquire Ordinary Shares under the restricted share award agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the restricted share award agreement, as the Board shall determine in its discretion, so long as Ordinary Shares awarded under the restricted share award agreement remain subject to the terms of the restricted share award agreement.

  (b)
  Grant of Share Appreciation Rights. Share appreciation rights to receive in cash (or its equivalent in Ordinary Shares) the excess of the Fair Market Value of Ordinary Shares on the date the rights are surrendered over the Fair Market Value of Ordinary Shares on the date of grant may be granted to any Employee, Director or Consultant selected by the Board. A share appreciation right may be granted (i) in connection and simultaneously with the grant of another Share Award, (ii) with respect to a previously granted Share Award, or (iii) independent of another Share Award. A share appreciation right shall be subject to such terms and conditions not inconsistent with this Plan as the Board shall impose and shall be evidenced by a written share appreciation right agreement, which shall be executed by the Participant and an authorized officer of the Company. The Board, in its discretion, may determine whether a share appreciation right is to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code and share appreciation right agreements evidencing share appreciation rights intended to so qualify shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code. The Board may, in its discretion and on such terms as it deems appropriate, require as a condition of the grant of a share appreciation right that the Participant surrender for cancellation some or all of the Share Awards previously granted to such person under this Plan or otherwise. A share appreciation right, the grant of which is conditioned upon such surrender, may have an exercise price lower (or higher) than the exercise price of the surrendered Share Award, may contain such other terms as the Board deems appropriate, and shall be exercisable in accordance with its terms, without regard to the number of shares, price, exercise period or any other term or condition of such surrendered Share Award.

8.
Availability of Shares. During the terms of the Share Awards, the Company shall keep available at all times the number of Ordinary Shares required to satisfy such Share Awards.

9.    Use of Proceeds from Share.

        Proceeds from the sale of Ordinary Shares pursuant to Share Awards shall constitute general funds of the Company.

10.    Miscellaneous.

  (a)
  Exercise of Awards. Share Awards shall be exercisable at such times, or upon the occurrence of such event or events as the Board shall determine at or subsequent to grant. Share Awards may be exercised in whole or in part. Ordinary Shares purchased upon the exercise of a Share Award shall be paid for in full at the time of such purchase.

  (b)
  Acceleration of Exercisability and Vesting. The Board shall have the power to accelerate the time at which a Share Award may first be exercised or the time during which a Share Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Share Award stating the time at which it may first be exercised or the time during which it will vest.

  (c)
  Shareholder Rights.

  (i)
  Options. Unless otherwise provided in and upon the terms and conditions in the Option Agreement, no Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any Ordinary Shares subject to an Option unless and until such Participant has satisfied all requirements for exercise of, and has exercised, the Option pursuant to its terms.

  (ii)
  Restricted Shares. Unless otherwise provided in and upon the terms and conditions in the restricted share award agreement, a Participant shall have the right to receive all dividends and other distributions paid or made respecting such restricted shares, provided, however, no unvested restricted shares shall have any voting rights of a shareholder respecting such unvested restricted shares unless and until such unvested restricted shares become vested.

  (d)
  No Employment or other Service Rights. Nothing in the Plan or any instrument executed or Share Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Share Award was granted, or any other capacity, or shall affect the right of the Company or an Affiliate to terminate with or without notice and with or without cause (i) the employment of an Employee, (ii) the service of a Consultant to the Company or an Affiliate or (iii) the service of a Director of the Company or an Affiliate.

  (e)
  Withholding Obligations. If the Company has or will have a legal obligation to withhold the taxes related to the grant, vesting or exercise of the Share Award, such Award may not be granted, vested or exercised in whole or in part, unless such tax obligation is first satisfied in a manner satisfactory to the Company. To the extent provided by the terms of a Share Award Agreement or Option Agreement, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Ordinary Shares under a Share Award by any of the following means (in addition to the Company's right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (i) tendering a cash payment in Dollars; (ii) authorizing the Company to withhold Ordinary Shares from the Ordinary Shares otherwise issuable to the Participant as a result of the exercise or acquisition of Ordinary Shares under the Share Award, provided, however, that no Ordinary Shares are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (iii) delivering to the Company owned and unencumbered Ordinary Shares.

  (f)
  Listing and Qualification of Shares. This Plan and grant and exercise of Share Awards hereunder, and the obligation of the Company to sell and deliver Ordinary Shares under such Share Awards, shall be subject to all applicable United States federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. The Company, in its discretion, may postpone the issuance or delivery of Ordinary Shares upon any exercise of a Share Award until completion of any stock exchange listing, or other qualification of such Ordinary Shares under any United States federal or state law rule or regulation as the Company may consider appropriate, and may require any individual to whom a Share Award is granted, such individual's beneficiary or legal representative, as applicable, to make such representations and furnish such information as the Board may consider necessary, desirable or advisable in connection with the issuance or delivery of the Ordinary Shares in compliance with applicable laws, rules and regulations.

  (g)
  Non-Uniform Determinations. The Board's determinations under this Plan (including, without limitation, determinations of the persons to receive Share Awards, the form, term, provisions, amount and timing of the grant of such Share Awards and of the agreements evidencing the same) need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Share Awards under this Plan, whether or not such persons are similarly situated.

11.    Adjustments upon Changes in Share.

  (a)
  Capitalization Adjustments. If any change is made in the Ordinary Shares subject to the Plan, or subject to any Share Award, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, share dividend, dividend in property other than cash, share split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction), the Plan will be appropriately adjusted in the class(es) and maximum number of securities subject to the Plan pursuant to subsection 4(a) and the maximum number of securities subject to award to any person pursuant to subsection 5(c), and the outstanding Share Awards will be appropriately adjusted in the class(es) and number of securities and price per share of Ordinary Shares subject to such outstanding Share Awards. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a transaction "without receipt of consideration" by the Company.)

  (b)
  Dissolution or Liquidation. In the event of a dissolution or liquidation of the Company, then all outstanding Share Awards shall terminate immediately prior to such event.

  (c)
  Asset Sale, Merger, Consolidation or Reverse Merger. In the event of (i) a sale, lease or other disposition of all or substantially all of the assets of the Company, (ii) a merger or consolidation of the Company with or into any other corporation or entity or person, or any other corporate reorganization, in which the shareholders of the Company immediately prior to such consolidation, merger or reorganization, own less than 50% of the Company's outstanding voting power of the surviving entity (or its parent) following the consolidation, merger, or reorganization or (iii) any transaction (or series of related transactions involving a person or entity, or a group of affiliated persons or entities) in which in excess of fifty percent (50%) of the Company's outstanding voting power is transferred (individually, a "Change of Control"), then any unvested Share Awards shall vest immediately prior to the closing of the Change of Control, and the Board shall have the power and discretion to provide for the Participant's election alternatives regarding the terms and conditions for the exercise of, or modification of, any outstanding Share Awards granted hereunder, provided, however, such alternatives shall not affect the then current exercise provisions without such Participant's consent. The Board may provide that Share Awards granted hereunder must be exercised in connection with the closing of such transaction, and that if not so exercised such Share Awards will expire. Any such determinations by the Board may be made generally with respect to all Participants, or may be made on a case-by-case basis with respect to particular Participants. The provisions of this Section 11(c) shall not apply to any transaction undertaken for the purpose of reincorporating the Company under the laws of another jurisdiction, if such transaction does not materially affect the beneficial ownership of the Company's capital stock.

12.    Amendment of the Plan and Share Awards.

  (a)
  Amendment of Plan. The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 11 relating to adjustments upon changes in Ordinary Shares, no amendment shall be effective unless approved by the shareholders of the Company to the extent shareholder approval is necessary to satisfy the requirements of Section 422 of the Code, Rule 16b-3 or any applicable Nasdaq or securities exchange listing requirements.

  (b)
  Shareholder Approval. The Board may, in its sole discretion, submit any other amendment to the Plan for shareholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

  (c)
  Contemplated Amendments. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Share Options and/or to bring the Plan and/or Incentive Share Options granted under it into compliance therewith.

  (d)
  No Impairment of Rights. Rights under any Share Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless the Participant consents in writing.

  (e)
  Amendment of Share Awards. The Board at any time, and from time to time, may amend the terms of any one or more Share Awards; provided, however, that the rights under any Share Award shall not be impaired by any such amendment unless the applicable Participant consents in writing.

13.    Termination or Suspension of the Plan.

  (a)
  Plan Term. The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on the day before the tenth (10th) anniversary of the date the Plan is adopted by the shareholders of the Company. No Share Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

  (b)
  No Impairment of Rights. Suspension or termination of the Plan shall not impair rights and obligations under any Share Award granted while the Plan is in effect except with the written consent of the Participant.

  (c)
  Savings Clause. This Plan is intended to comply in all aspects with applicable laws and regulations. In case any one more of the provisions of this Plan shall be held invalid, illegal or unenforceable in any respect under applicable law or regulation, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby and the invalid, illegal or unenforceable provision shall be deemed null and void; however, to the extent permissible by law, any provision which could be deemed null and void shall first be construed, interpreted or revised retroactively to permit this Plan to be construed in compliance with all applicable laws so as to foster the intent of this Plan.

14.    Effective Date of Plan.

        The Plan shall become effective as determined by the Board, but no Share Award shall be exercised (or, in the case of a restricted share award, shall be granted) unless and until the Plan has been approved by the shareholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.

15.    Choice of Law.

        The law of the Delaware shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state's conflict of laws rules.

APEX SILVER MINES LIMITED

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 27, 2004

        The undersigned hereby appoints Thomas S. Kaplan and Keith R. Hulley, or either of them, as proxies with full power of substitution to vote all Ordinary Shares, par value $0.01 per share, of Apex Silver Mines Limited of record in the name of the undersigned at the close of business on April 16, 2004 at the Annual Meeting of Shareholders to be held in New York, New York on May 27, 2004, or at any postponements or adjournments, hereby revoking all former proxies.

(Continued and to be signed on reverse side.)

Please date, sign and mail your
proxy card as soon as possible!

Annual Meeting of Shareholders
APEX SILVER MINES LIMITED

May 27, 2004

☒	Please mark your votes as in this example using dark ink only
		WITH AUTHORITY to vote for all nominees listed at right (except as marked to the contrary)	WITHHOLD AUTHORITY to vote for all nominees
1.	ELECTION OF DIRECTORS:	☐	☐	Nominees:	Harry M. Conger Charles L. Hansard Charles B. Smith
(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE WITHHELD NOMINEE'S NAME IN THE LIST AT RIGHT.)
2.	APPROVAL OF THE 2004 EQUITY INCENTIVE PLAN	☐ FOR	☐ AGAINST	☐ ABSTAIN
3.	RATIFICATION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT ACCOUNTANTS	☐ FOR	☐ AGAINST	☐ ABSTAIN
4.	IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON ANY OTHER MATTERS COMING BEFORE THE MEETING.

        THE ORDINARY SHARES REPRESENTED BY THE PROXY WILL BE VOTED ON PROPOSALS (1), (2), (3) AND (4) IN ACCORDANCE WITH THE SPECIFICATION MADE AND "FOR" SUCH PROPOSALS IF THERE IS NO SPECIFICATION.

Dated:	(Signature)	(Signature)

        Note: Please sign name(s) exactly as shown above. When signing as executor, administrator, trustee or guardian, give full title as such; when shares have been issued in the names of two or more persons, all should sign.

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SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT
CORPORATE GOVERNANCE
SUMMARY COMPENSATION TABLE
OPTION GRANTS IN LAST FISCAL YEAR
AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES
Performance Graph
PROPOSAL NO. 1—ELECTION OF DIRECTORS
PROPOSAL NO. 2—APPROVAL OF 2004 EQUITY INCENTIVE PLAN
PROPOSAL NO. 3—RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS
2004 Equity Incentive Plan